 361 Managed Futures Strategy Fund

Investor Class (AMFQX)

Class I (AMFZX)

A series of Investment Managers Series Trust

Supplement dated April 14, 2020 to the

Summary Prospectus dated March 3, 2020, as supplemented.

Effective immediately, the “Fees and Expenses of the Fund” section of the Summary Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.59%		1.59%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.32%		0.32%
Shareholder service fee[1]	0.12%		0.12%
All other expenses	0.20%		0.20%
Acquired Fund Fees and Expenses		0.03%		0.03%
Total annual fund operating expenses[2]		2.19%		1.94%

1	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.
2	The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

In addition, the information under the “Example” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$222	$685	$1,175	$2,524
Class I shares	$197	$609	$1,047	$2,264

Please file this Supplement with your records.